LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	12 Months Ended
Dec. 31, 2019
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
10.	LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

Credit Facility and 2019 Senior Secured Credit Facility:

In 2012, the Company entered into a $430 million revolving credit facility, which in 2015 was increased to $500 million, with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the "Credit Facility").

The Company had $313.4 million borrowed as of December 31, 2018 under this credit facility. In connection with the expansion of the Credit Facility in 2015, the Company incurred $4.6 million in deferred financing costs, which was amortized over the term of the loan and presented net of the outstanding loan balance. The remaining balance as of December 31, 2018 was $1.7 million, which has been expensed as Interest Expenses in 2019, upon the repayment on February 12, 2019, of the then remaining balance of $313.4 million of the Credit Facility.

On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”) that refinanced the outstanding balance on the Credit Facility as of that date. Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018, see description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and the outstanding loan balance was presented net of the costs. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%. We are free to distribute dividends as long as we comply with the described covenants.

As of December 31, 2019, the Company had $291.8 million drawn under its 2019 Senior Secured Credit Facility, where $18.7 million has been presented as Current Portion of Long-Term Debt. This includes $3.4 million related to the excess cash flow mechanism payment related to earnings generated in the fourth quarter of 2019 and payable in the first quarter of 2020. The Company has incurred $13.0 million in financing cost, which is amortized over the term of the loan and presented net of the outstanding loan balance. The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it carries a variable interest rate. As of December 31, 2019 and as of the date of the issuance of this report, the Company is in compliance with the terms of the 2019 Senior Secured Credit Facility.

The 2019 Senior Secured Credit Facility is amortizing with a twenty-year maturity profile and the Company has repaid $14.3 million of the facility in the twelve months ended December 31, 2019. Subsequent to December 31, 2019, a further repayment of $7.3 million has been done and the outstanding balance as of the date of this report is $284.5 million.

Financing of 2018 Newbuildings

The three 2018 Newbuildings were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018 Newbuildings and paid the remaining payment obligations to Samsung shipyard that were due upon delivery of the vessels. Net proceeds of $12.5 million received from Ocean Yield ASA were used to pay down the drawn amount on the Credit Facility. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the three vessels have a total effective interest rate ranging from 6.50% to 6.72% including a floating LIBOR element that is subject to annual adjustment. The financing agreement contains certain financial covenants requiring us to on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amount under this financing arrangement was $119.9 million and $127.1 million as of December 31, 2019 and 2018, respectively, where $7.6 and $7.3 million has been presented as Current Portion of Long-Term Debt, respectively. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance.

As of December 31, 2019 the aggregate annual principal payments required to be made under the Company’s debt facilities are as follows:

Debt payments in $'000s	Total	2020	2021	2022	2023	2024	More than 5 years
Senior Secured Credit Facility (1)	291,798	18,749	15,305	15,305	15,305	227,134	-
Financing of 2018 Newbuildings (2)	119,867	7,630	7,960	8,327	8,711	9,138	78,101
Total	411,665	26,379	23,265	23,632	24,016	236,272	78,101

(1)	Refers to obligation to repay indebtness outstanding as of December 31, 2019 under the 2019 Senior Secured Credit Facility
(2)	Refers to obligation to repay indebtness outstanding as of December 31, 2019 for financing of the 2018 Newbuildings

Liquidity Outlook

The Company performs on a regular basis cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under the existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

On March 29, 2019, the Company entered into an equity distribution agreement with B. Riley FBR, Inc., acting as a sales agent, under which we may, from time to time, offer and sell shares of our common stock through an At-the-Market Offering (“ATM”) program having an aggregate offering price of up to $40,000,000. As of December 31, 2019, the Company has raised gross and net proceeds (after deducting sales commissions and other fees and expenses) under the ATM of $18.6 million and $17.9 million, respectively, by issuing and selling 5,260,968 common shares. As of the date of this annual report, no further sales have been completed under the ATM program.

The Company believes that the current cash and cash equivalents and cash expected to be generated from operations, together with the measures described above, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.